Exhibit 10.1

EXECUTION

AMENDMENT NO. 4 TO FIRST AMENDED AND RESTATED REVOLVING CREDIT, DELAYED DRAW TERM LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 4 TO FIRST AMENDED AND RESTATED REVOLVING CREDIT, DELAYED DRAW TERM LOAN AND SECURITY AGREEMENT (this "Amendment")
is made as of April 25, 2023 (the "Effective Date") by and among SWEETGREEN, INC., a Delaware corporation ("Borrower"), the entities that become parties to the Loan Agreement (as defined below) as guarantors pursuant to Section 4.l(g) of the Loan Agreement (each, a "Guarantor" and, collectively, the "Guarantors"), and EAGLEBANK ("Lender"). For purposes of this Amendment, the term "Loan Agreement" shall mean that certain First Amended and Restated Revolving Credit, Delayed Draw Tenn Loan and Security Agreement, dated as of December 14, 2020, as amended by that certain Amendment No. I to First Amended and Restated Revolving Credit, Delayed Draw Term Loan and Security Agreement dated as of September 29, 2021, that certain Amendment No. 2 to First Amended and Restated Revolving Credit, Delayed Draw Term Loan and Security Agreement dated as of May 9, 2022, and that certain Amendment No. 3 to First Amended and Restated Revolving Credit, Delayed Draw Term Loan and Security Agreement dated as of December 13, 2022 by and among Borrower, Guarantors and Lender. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to such terms in the Loan Agreement.

WHEREAS, the Borrower has requested that certain modifications be made to the Loan Agreement, to among other things, increase the existing Letter of Credit sublimit under the Revolving Facility; and

WHEREAS, the Loan Parties and Lender have agreed to amend the Loan Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing, the terms and conditions contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, the Loan Parties and Lender hereby agree to the following amendments to the Loan Agreement.

1.Amendments to Loan Agreement. Effective as of the Effective Date but subject to the satisfaction of the conditions precedent set forth in Section 2 below, the parties hereto agree that the Loan Agreement is hereby amended as follows:

"2.15 Letter of Credit Facility

Subject to the terms and conditions hereof, the Issuing Lender agrees to issue one or more standby Letters of Credit (including direct pay standby letters of credit) for the account of Borrower on any Business Day from the Closing Date through, but not including, the Revolving Facility Maturity Date in such form as may be approved from time to time by the Issuing Lender; provided, that the Issuing Lender shall have no obligation to and shall not issue any Letter of Credit if, after giving effect to such issuance, (a) the sum of all issued, undrawn and unexpired Letters of Credit plus the Letter of Credit Obligations would exceed Three Million Five Hundred Thousand Dollars ($3,500,000), or (b) the outstanding Aggregate Revolving Facility Obligations would exceed the Facility Cap. The Letters of Credit shall (i) be issued to support obligations of Borrower or any of its Subsidiaries, contingent or otherwise, incurred in the ordinary course of business, (ii) expire on a date satisfactory to the Issuing Lender, which date shall be no later than the earlier of (A) one (1) year from the date of issuance of the Letter of Credit (subject to automatic renewal of Letter of Credit issued by the Issuing Lender, at the sole and absolute

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option of the Issuing Lender, so long as such renewal periods terminate no later than the fifth (5th) Business Day prior to the Revolving Facility Maturity Date) and (B) the fifth (5th) Business Day prior to the Revolving Facility Maturity Date; provided, that a Letter of Credit may expire up to (but not later than) one (I) year beyond the Revolving Facility Maturity Date so long as Borrower cash collateralizes one hundred five-percent (105%) of the face amount of each issued, undrawn and unexpired Letter of Credit no later than thirty
(30) days prior to the Revolving Facility Maturity Date on terms and conditions acceptable to the Issuing Lender in its sole discretion, and (iii) be subject to the UCP600 and, to the extent not inconsistent therewith, the, at the option of Lender, laws of the State of Maryland or the State of New York. The Issuing Lender shall not at any time be obligated to issue any Letter of Credit hereunder if such issuance would conflict with, or cause the Issuing Lender or any Lender to exceed any limits imposed by, any Applicable Law. References herein to "issue" and derivations thereof with respect to Letters of Credit shall also include extensions or modifications of any existing Letters of Credit, unless the context otherwise requires."

2.Conditions of Effectiveness. The effectiveness of this Amendment is subject to the following conditions precedent:

(a)Lender shall have received counterparts of this Amendment duly executed by Borrower, each Guarantor and Lender.

(b)Lender shall have received such documents and certificates as Lender or its counsel may reasonably request relating to the organization, existence and good standing of the Loan Parties, the authorization of this Agreement and any other legal matters relating to such Loan Parties, the Loan Documents or this Agreement, all in form and substance reasonably satisfactory to Lender and its counsel.

(c)Lender shall have received an Officer's Certificate in the form of Exhibit H attached to the Loan Agreement, dated the date hereof, and signed by the Chief Financial Officer of each of the Loan Parties.

(d)Lender shall have received a non-refundable fee in the amount of Eighteen Thousand Five Hundred and 00/100 Dollars ($18,500).

(e)Lender shall have received payment of Lender's fees and reasonable out-of-pocket expenses (including reasonable out-of-pocket fees and expenses of counsels for Lender) in connection with this Amendment.

3.Representations and Warranties of the Loan Parties. Each Loan Party for itself hereby represents and warrants as follows:

(a)This Amendment and each of the Loan Documents (each as amended hereby), as applicable, constitute the legal, vallid and binding obligations of such Loan Party enforceable against such Loan Party in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting Lender's rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

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(b)As of the date hereof and giving effect to the terms of this Amendment, (i) no Default or Event of Default shall have occurred and be continuing and (ii) the representations and warranties of Borrower set forth in the Loan Agreement are true and correct in all material effects (provided that any representation or warranty qualified by materiality or Material Adverse Effect is true and correct in all respects) (except to the extent any such representation or warranty expressly relates to an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date).

4.Reference to and Effect on the Loan Agreement and the Loan Documents.

(a)Upon the effectiveness hereof, each reference to the Loan Agreement or any other Loan Document shall mean and be a reference to the Loan Agreement and such other Loan Document, as the case may be, as amended hereby.

(b)Except as specifically amended above, each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c)Except as specifically provided above, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(d)This Amendment is a "Loan Document" under (and as defined in) the Loan Agreement.

5.Consent and Reaffirmation. Without in any way establishing a course of dealing by Lender, each of Lender and each of the undersigned Loan Parties consents to this Amendment and reaffirms the terms and conditions of the Loan Agreement and the other Loan Documents executed by it and acknowledges and agrees that the Loan Agreement and each and every Loan Document executed by the undersigned in connection with the Loan Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed.    ꞏ

6.Counterparts; Electronic Execution. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (e.g., "pdf' or "tif') format shall be effective as delivery of a manually executed counterpart of this Amendment. The words "execution," "signed," "signature," and words of similar import in this Amendment shall be deemed to include electronic or digital signatures or the keeping of records in electronic form, each of which shall be of the same effect, validity and enforceability as manually executed signatures or a paper-based recordkeeping system, as the case may be, to the extent and as provided for under applicable law, including the Electronic Signatures in Global and National Commerce Act of 2000 (15 USC§ 7001 et seq.) or any other similar state laws based on the Uniform Electronic Transactions Act.

7.Governing Law; Jurisdiction; Service of Process. The provisions of Section 15.1 of the Loan Agreement are hereby incorporated by reference herein, mutatis mutandis.

8.Entire Agreement. The provisions of Section 15.8 of the Loan Agreement are hereby incorporated by reference herein, mutatis mutandis.

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9.Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

[Signature Pages Follow]

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SWEETGREEN LA, LLC

By:     /s/ Mitch Reback
Name: Mitch Reback
Its:    Chief Financial Officer Attn:    3102 West 36th Street
Los Angeles, California 90018
Email: mitch.reback@sweetgreen.com

SWEETGREEN CHICAGO LLC

By:     /s/ Mitch Reback
Name: Mitch Reback
Its:    Chief Financial Officer Attn:    3102 West 36th Street
Los Angeles, California 90018
Email: mitch.reback@sweetgreen.com

SWEETGREEN TEXAS, LLC

By:     /s/ Mitch Reback
Name: Mitch Reback
Its:    Chief Financial Officer Attn:    3102 West 36th Street
Los Angeles, California 90018
Email: mitch.reback@sweetgreen.com

SWEETGREEN COLORADO, LLC

By:     /s/ Mitch Reback
Name: Mitch Reback
Its:    Chief Financial Officer Attn:    3102 West 36th Street
Los Angeles, California 90018
Email: mitch.reback@sweetgreen.com

[Signature Page to Amendment No. 4 to Amended and Restated Revolving Credit, Delayed Draw Term Loan and Security Agreement]

IN WITNESS WHEREOF, this Agreement is signed and given under seal as of the date first written above and it is intended that this Agreement is and shall constitute and have the effect of a sealed instrument according to law.

BORROWER: SWEETGREEN, INC.
By:     /s/ Mitch Reback
Name: Mitch Reback
Its:    Chief Financial Officer Attn:    3102 West 36th Street
Los Angeles, California 90018
Email: mitch.reback@sweetgreen.com

GUARANTORS:

SWEETGREEN NEW YORK, LLC

By:     /s/ Mitch Reback
Name: Mitch Reback
Its:    Chief Financial Officer Attn:    3102 West 36th Street
Los Angeles, California 90018
Email: mitch.reback@sweetgreen.com

SWEETGREEN BOSTON, LLC

By:     /s/ Mitch Reback
Name: Mitch Reback
Its:    Chief Financial Officer Attn:    3102 West 36th Street
Los Angeles, California 90018
Email: mitch.reback@sweetgreen.com

[Signature Page to Amendment No. 4 to Amended and Restated Revolving Credit, Delayed Draw Term Loan and Security Agreement]

LENDER: EAGLEBANK

By:     /s/ Scott Kinlaw     Name: Scott S. Kinlaw
Its: Senior Vice President
Attn: 2001 K Street NW
Washington, D.C. 20006
Telephone: (202) 292-1629
FAX:     (301) 841-0345
Email: Skinlaw@EagleBankCom.com

[Signature Page to Amendment No. 4 to Amended and Restated Revolving Credit, Delayed Draw Term Loan and Security Agreement]